                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             BANK MUTUAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    USA (OFFICE OF THRIFT SUPERVISION)                    NOT YET ASSIGNED
    ---------------------------------                    -------------------
         (State of incorporation                          (I.R.S. Employer
              or organization)                           Identification No.)

4949 WEST BROWN DEER RD., BROWN DEER, WI                       54957-0156
----------------------------------------                ---------------------
(Address of principal executive offices)                        (Zip Code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

    Title of each class                         Name of each exchange on which
    to be so registered                         each class is to be registered
    ----------------------                      ------------------------------

             N/A                                          N/A

Securities to be registered pursuant to Section 12(g) of the Act:

                          COMMON STOCK, $.01 PAR VALUE
                         -------------------------------
                                (Title of class)

Item 1.  Description of Registrant's Securities to be Registered

         The description of common stock to be registered is contained under the heading "Description of Capital Stock of Bank Mutual" in the prospectus which constitutes a part of the Registration Statement on Form S-1 filed by Bank Mutual Corporation (Registration No. 333-39362) (the "Form S-1"), as it may be amended prior to effectiveness. That description is incorporated herein by reference.

Item 2.   Exhibits

         See exhibit index immediately following the signature page, which is incorporated herein by reference.



                                   SIGNATURES



Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                       BANK MUTUAL CORPORATION

Date: July 31, 2000

                                  By:        /s/ Michael T. Crowley, Jr.
                                       -----------------------------------------
                                       Michael T. Crowley, Jr.
                                       President of Mutual Savings Bank, the
                                       predecessor of Bank Mutual Corporation in
                                       the pending regulatory conversion

                             BANK MUTUAL CORPORATION

                         FORM 8-A REGISTRATION STATEMENT

                                  Exhibit Index

                                                                                              Incorporated by
     Exhibit                                                                                   Reference To
     -------                                                                                   ------------
        1         Charter of Bank Mutual                                             Exhibit 3(i) to the Form
                                                                                     S-1
        2         Stock Issuance Plan of Mutual Savings Bank, as                     Exhibit 4.2 to Form S-1
                  amended and restated
        3         Plan of Restructuring from Mutual Savings Bank to                  Exhibit 2.1 to Form S-1
                  Mutual Holding Company of Mutual Savings Bank,
                  as amended and restated



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